                                                                   EXHIBIT 10.57


                                  GROUND LEASE


                 THIS LEASE AGREEMENT (the "Lease"), is made by and between Facilities Management Corporation, a West Virginia corporation (hereinafter referred to as "Landlord") and Psychiatric Institute of West Virginia, Inc., a Virginia corporation (a wholly owned subsidiary of the HSA Americare Corporation) (hereinafter referred to as "Tenant") as of the 30th day of September, 1985.

                              W I T N E S S E T H:

                 WHEREAS, the West Virginia Board of Regents, an agency and body corporate of the State of West Virginia (the "Board") owned a hospital and clinic at the West Virginia University Medical Center in Morgantown, West Virginia (excluding those clinics at the Medical Center owned by the Board which are used for student health and family practice, the "Existing Facilities") for the purposes of facilitating the clinical education and research of the health science schools of West Virginia University (the "University") and to provide patient care, including specialized services not widely available elsewhere in West Virginia.

                 WHEREAS, the Existing Facilities require substantial renovation and the Board will be fiscally unable to continue to operate said Existing Facilities and to provide said specialized services beyond 1984.

                 WHEREAS, the Legislature of West Virginia and the Board determined that it is fiscally desirable to separate the business and service functions of certain health care services of the Board from the educational functions of the health science schools of the University, to cease operations of the Existing Facilities, to transfer said business and service functions to a non-stock, not-for-profit corporation, and to have such corporation build and operate a new hospital facility and out-patient clinic, appurtenant facilities, equipment and services (the "New Facilities") on property owned by the Board within Monongalia County, West Virginia, so as to provide a teaching hospital for the health sciences schools, related educational programs of the University and specialized services for patient care.

                 WHEREAS, pursuant to the authorization and empowerment of the Board by Chapter 18, Article 11(c) of the Code of West Virginia, 1931, as amended (the "Act"), and

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other statutes of West Virginia, the Board entered into a Lease and Agreement dated as of July 1, 1984 between the Board, as lessor, and west Virginia University Hospitals, Inc., a West Virginia non-stock, not-for-profit corporation (the "Hospital"), as lessee, to effectuate the accomplishment of the above stated purposes and acts (the "Primary Lease").

                 WHEREAS, pursuant to a Sublease Agreement dated as of September 9, 1985 between the Hospital, as sublessor, and Landlord, as sublessee, (the "Sublease") landlord is the owner of a portion of the leasehold estate created by the Primary Lease on the terms, covenants, conditions and provisions set forth in the Sublease.

                 WHEREAS, this Ground Lease is expressly subject to the covenants, terms and conditions of said Act and Primary Lease.

                 WHEREAS, Tenant shall construct and operate an acute psychiatric care hospital and chemical/substance dependency center (the "Center") on the Demised Premises, as hereinafter defined, to effectuate the purposes and goals set forth in the Act and Primary Lease.

                 WHEREAS, Landlord has agreed to lease to Tenant a portion of the leasehold estate created by the Sublease, and Tenant has agreed to lease from Landlord said portion of the leasehold estate of the Sublease on the terms, covenants, and conditions hereinafter set forth:

                                   ARTICLE 1

                        DEMISED PREMISES - TERM OF LEASE

                 That Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the following described premises (hereinafter called the "Demised Premises"):

                 All that certain plot, piece or parcel of land containing two and four-tenths (2.4) acres, more or less, lying and being in Monongalia County, West Virginia, such parcel of land being a portion of that parcel of land described and designated in the Sublease as being sublet to Landlord and being more particularly described and outlined in red on the plat attached hereto as Exhibit A and made a part hereof (the "Land").
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                 TOGETHER with the buildings and improvements erected or to be erected thereon.

                 TOGETHER with all non-exclusive rights, alleys, ways, waters, easements, privileges, appurtenances and advantages belonging or appertaining thereto.

                 TOGETHER with all fixtures attached to and used in connection with the use, occupation and operation of the Land and improvements to the Land and all alterations, additions and improvements hereafter made to the Land and improvements to the Land title to which may vest in Landlord which are specifically transferred to Tenant by an instrument executed by Landlord.

                 TO HAVE AND TO HOLD for a term which shall begin on the date of this Lease and shall expire at midnight on the date fifty (50) years subsequent to the date hereof (the "Term").

                 SUBJECT, however, to the following:

                          (a) The Act, zoning laws, ordinances, resolutions and regulations of Monongalia County and all regulations, requirements and orders of the Board and University of general application and all ordinances, laws, regulations, requirements and orders of all other boards, bureaus, commissions and bodies of any municipal, county, state or federal government now or hereafter having or acquiring jurisdiction of the Demised Premises and the use and improvement thereof;

                          (b) The applicable terms, conditions, covenants, reservations and restrictions of the Primary Lease, the Sublease and the Easements and Services Agreement more particularly described in ARTICLE 33 hereof;

                          (c) Any state of facts which an accurate survey may show;

                          (d) Easements, covenants and restrictions, of record, if any;

                          (e) Condition and state of repair of the Demised Premises as the same may be on the date of the commencement of the Term;
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                          (f)  The reservation more particularly described in
                 ARTICLE 25 hereof.

                 This Lease is granted and accepted upon the foregoing and upon the following covenants and conditions, and subject to the following restrictions, to all and every one of which the parties consent; and each of the parties hereby expressly covenants and agrees to keep, perform and observe all the terms, covenants and conditions herein contained on its part to be kept, performed and observed.

                                   ARTICLE 2

                                      RENT

                 Section 2.01 Tenant shall pay to Landlord, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in immediately available funds, in the manner and at the address specified in Section 2.2 hereof, the following amounts as annual or prepaid ground rent in the manner specified (the "Net Rent"):

                 (a) an annual ground rent of One Dollar ($1.00) on or within thirty (30) days prior to each anniversary of this Lease;

                 (b) prepaid ground rent of One Million Five Hundred Thousand Dollars ($1,500,000) to be paid in the following two (2) installments:

                      (i) prepaid ground rent of Three Hundred Thousand Dollars ($300,000) upon the execution of this Lease and Exhibits B, C and D hereto by the parties thereto;

                     (ii) prepaid ground rent of One Million Two Hundred Thousand Dollars ($1,200,000) upon the earlier of the commencement of construction of the Center by Tenant or twelve
                 (12) months from the date of obtaining a final, non-appealable Certificate of Need for the Center by Tenant.

Landlord shall promptly refund to Tenant all payments received from Tenant under this Section 2.01 in the event that Tenant fails to obtain a final, non-appealable Certificate of Need for the Center. In the event that Tenant obtains a final, non-appealable Certificate of Need, but fails to secure requisite financing for the construction
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of the Center or, having secured such financing, fails to complete the construction of the Center as described in this Lease (except for reasons beyond the control of Tenant) Landlord shall promptly refund to Tenant the amounts paid to Landlord by Tenant pursuant to this Section 2.1 except that Landlord shall retain Two Hundred Thousand Dollars ($200,000) thereof. The failure to complete the construction of the Center by Tenant described in this
Section 2.1 shall not constitute a default or grounds for termination of this Ground Lease, except and until the procedures and prerequisites of Section 19.1(f) are fulfilled. With the exception of returning a portion of the prepaid ground rent as specified above or in Sections 17.2 or 37.1 hereof, the prepaid ground rent shall not be pro-rated or pro-ratable in the event of a termination of this Ground Lease prior to the expiration of the term of this Lease as herein defined.

                 Section 2.02 Tenant shall pay the Net Rent to Landlord at the address specified in, or pursuant to, ARTICLE 22.

                 Section 2.03 It is the purpose and intent of Landlord and Tenant that this is a net lease and that the Net Rent shall, except as herein otherwise provided, be absolutely net to Landlord, so that this Lease shall yield, net, to Landlord, the Net Rent hereof during the term, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises, except as herein otherwise provided, which may arise or become due during or out of the term of this Lease shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

                 Section 2.04 The Net Rent shall be paid to Landlord without notice or demand and without abatement, deduction, counterclaim, defense, reduction, recoupment or set-off, except as herein otherwise provided.

                 Section 2.05  Except as herein otherwise provided, Tenant
shall also pay without notice, except as may be required in this Lease, and without any abatement, deduction, counterclaim, defense, reduction, recoupment or set-off, as additional rent, all sums, Impositions (as defined in ARTICLE 3 hereof), costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay, and, in the event of any non- payment thereof, Landlord shall have (in addition to all other rights and remedies) all the rights and remedies
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                                                                               6




provided for herein or by law in the case of non-payment of the Net Rent.

                                   ARTICLE 3

                   PAYMENT OF IMPOSITIONS, ASSESSMENTS, ETC.

                 Section 3.01 Tenant shall pay or cause to be paid (except as in Section 3.02 hereof provided), before any fine, penalty, interest or cost may be added thereto for the non- payment thereof, all taxes (including, without limitation, real estate taxes, occupation and use taxes including the City of Morgantown Business and Occupation Tax, ad valorem taxes and excise taxes on rents), assessments, water and sewer rents, rates and charges, levies, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during the Term may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, the Demised Premises, or any part thereof or any appurtenance thereto (all such taxes, assessments, water and sewer rents, rates and charges, levies, license and permit fees and other governmental charges being hereinafter referred to as "Impositions" and any of the same being hereinafter referred to as in "Imposition"); provided however, that

                          (a) If, by law, any Imposition may at the option of the taxpayer be paid in installments, Tenant may, at Tenant's election, pay the same in equal installments as permitted by law but in no event over a period of more than ten years or the remaining Term, whichever is less. Tenant shall pay only such installments as shall become due during the Term of this Lease; and

                          (b) All Impositions for the fiscal or tax years in which the Term of this Lease shall begin and end shall be apportioned so that Tenant shall pay only those portions thereof which correspond with the portion of said years as are within the Term.

                 Section 3.02 Nothing herein contained shall require Tenant to pay municipal, state or federal income taxes assessed against Landlord, municipal, state or federal capital levy, gift, estate, succession, inheritance or transfer taxes of Landlord, or corporation excess profits or
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franchise taxes imposed upon any corporate owner of the fee of the Demised
Premises, or any income, profits, or revenue tax, assessment or charge imposed upon rent as such, payable by Tenant under this Lease; provided, however, that if at any time during the Term of this Lease the methods of taxation prevailing at the commencement of the Term hereof shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom, or measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purpose hereof (but only to the extent that such substitution shall relieve Tenant in whole in part from the payment of any Imposition enumerated in Section 3.01 hereof), to the extent that such Impositions would be payable if the Demised Premises were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions. Tenant shall, in addition to the foregoing, pay any new tax of a nature not presently in effect, but which may be hereafter levied, assessed, or imposed upon Landlord or the Demised Premises, if such tax shall be based on or arise out of the ownership, use or operation of the Demised Premises. For the purpose of computing Tenant's liability for such type of tax, the Demised Premises shall be deemed the only property of Landlord.

                 Section 3.03 Tenant, upon request of Landlord, shall furnish to Landlord within thirty (30) days after the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence satisfactory to Landlord, evidencing the payment thereof.

                 Section 3.04 Tenant shall be privileged to seek a reduction in the valuation of the Demised Premises for tax purposes and to contest in good faith by appropriate proceedings, at Tenant's expense, the amount or validity in whole or in part of any Imposition. Tenant may defer payment of any such Imposition, provided that Tenant (unless Tenant shall have posted a bond or other security, as required by the applicable governmental body, in connection with such proceedings) shall deposit with Landlord (which
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deposit may be in cash or a letter of credit) a sum which shall be at least twenty-five percent (25%) greater than the amount of the item so contested, and also, from time to time, on demand of Landlord, such additional sum as may be reasonably required to cover interest or penalties accrued or to accrue on any such item or items, and Landlord may, on ten (10) days' prior notice to Tenant, pay such contested item or items out of any sums so deposited in case of undue delay in the prosecution of such proceedings, or if the protection of the property or of Landlord's interest therein shall, in the reasonable judgment of Landlord, require such payment. When any such contested items shall have been paid or cancelled, any sums so deposited to cover them and not applied by Landlord as aforesaid shall be repaid to Tenant.

                 Section 3.05 Landlord shall have a right to seek a reduction in the valuation of the Demised Premises assessed for tax purposes and to prosecute any action or proceeding theretofore commenced by Tenant, if such assessed valuation or valuations shall in whole or in part relate and pertain to any period of time subsequent to the expiration or termination of this Lease. To the extent to which any tax refund payable as a result of any proceeding which Landlord or Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon a payment made by anyone other than Landlord and shall not relate to a period as to which apportionment thereof has been made with Landlord. Tenant shall be authorized to collect the same, subject, however, to Tenant's obligation to reimburse Landlord forthwith for any expense incurred by Landlord in connection therewith.

                 Section 3.06 Landlord shall not be required to join in any proceedings referred to in Section 3.04 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Demised Premises, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs and expenses. Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant.

                 Section 3.07 The certificate, advice, receipt or bill of the appropriate official designated by law to make

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or issue the same or to receive payment of any Imposition, of non-payment or payment of such Imposition, as the case may be, shall be prima facie evidence that such Imposition is due and unpaid or has been paid, as the case may be, at the time of the making or issuance of such certificate, advice, receipt or bill.

                 Section 3.08 Landlord appoints Tenant the attorney-in-fact of Landlord with power of substitution as to any subtenant permitted pursuant to
ARTICLE 18 for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord at the address specified in, or pursuant to, ARTICLE 22 hereof, and Landlord shall thereupon pay such person or entity.

                                   ARTICLE 4

                                   SURRENDER

                 Section 4.01 Except as is herein otherwise provided, Tenant shall on the last day of the Term or upon any earlier termination of this Lease, well and truly surrender and deliver up the Demised Premises to the possession and use of Landlord without fraud or delay and in good order, condition and repair, except for ordinary wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant, pursuant to its obligations hereunder, free and clear of all lettings and occupancies other than subleases to which Landlord shall have specifically given written consent pursuant to ARTICLE 18, and free and clear of all liens and encumbrances other than those, if any, presently existing or created or suffered by Landlord, without any payment or allowance whatever by Landlord on account of any improvements which may be in the Demised Premises. Except as otherwise provided in ARTICLE 17 and Section 37.02 hereof, in the event of surrender as herein provided, Tenant shall transfer to Landlord all of Tenant's stock in Tenant and interest in Center, or, at Landlord's election, all of Tenant's assets in the Center. Any liabilities of Tenant may be assumed by Landlord at Landlord's election or shall be discharged by Tenant on or before the date of the transfer to the Landlord

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of Tenant's stock interest and/or assets which shall occur within thirty (30)
days of such surrender.

                 Section 4.02 Where furnished by or at the expense of Tenant (or any subtenant permitted pursuant to ARTICLE 18), furniture, trade fixtures, business equipment and any other personal property of Tenant or any subtenant may be removed by Tenant at or prior to the termination of this Lease or by such subtenant at or prior to the termination of its sublease or, at the election of Tenant or such subtenant, abandoned, in whole or in part, provided, however, that if the removal thereof injures the Demised Premises or necessitates changes in or repairs to the same, Tenant shall pay or cause to be paid to Landlord the cost of repairing any damage arising from such removal and restoration of the Demised Premises to their condition prior to such removal.

                 Section 4.03 Anything to the contrary herein notwithstanding, Tenant shall be responsible for obtaining and maintaining, in its name, any and all licenses, permits or other governmental or agency approvals necessary or desirable for the operation of the Center as a seventy (70) bed, at a minimum, acute psychiatric hospital and alcohol and substance dependency facility (the "Licenses") (subject to alternative uses pursuant to ARTICLE 12) and this Lease shall not be held or construed to convey any property interest or right of removal in the Licenses.

                 Section 4.04 Any personal property of Tenant or any subtenant which shall remain in the Demised Premises after the termination of this Lease and the removal of Tenant or such subtenant from the Demised Premises, may, at the option of Landlord, be deemed to have been abandoned by Tenant or such subtenant and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit, or if Landlord shall give written notice to Tenant to such effect, such property shall be removed by Tenant at Tenant's sole cost and expense.

                 Section 4.05 If this Lease shall terminate pursuant to ARTICLES 15 or 16 hereof, then, notwithstanding Sections 4.02 and 4.04 hereof, Tenant or any subtenant shall have a reasonable time thereafter to remove any property which it shall be entitled to remove pursuant to Section 4.02 hereof.

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                 Section 4.06  After surrender, Landlord shall not be
responsible for any loss or damage occurring to any property owned by Tenant or any subtenant.

                 Section 4.07 The provisions of this ARTICLE shall survive any termination of this Lease.

                                   ARTICLE 5

                                   INSURANCE

                 Section 5.01 Tenant, at its sole cost and expense, shall keep the improvements on the Demised Premises insured, during the Term of this Lease, against loss or damage by fire, lightning and other risks included under "extended coverage" policies as shall from time to time be customary for premises similarly situated in Monongalia County with replacement cost endorsement, in amounts sufficient to prevent Landlord or Tenant from being or becoming a co- insurer within the terms of the policy or policies in question and in no event less than one hundred percent (100%) of the actual replacement value of the improvements on the Demised Premises exclusive of the cost of foundations, excavations, and footings below the lowest basement floor, without any deduction being made for depreciation. Such replacement value shall be an amount determined from time to time, but not more frequently than once in any thirty-six (36) consecutive calendar months, at the request of Landlord, by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant. No omission on the part of Landlord to request any such determination shall relieve Tenant of its obligation hereunder.

                 Section 5.02 Tenant, at its sole cost and expense, shall maintain:

                          (a) for the mutual benefit of Landlord and Tenant and at Tenant's election, for such other persons as Tenant may deem prudent, general public liability insurance against claims for bodily injury, death or property damage, occurring upon, in or about the Demised Premises, and on, in or about the adjoining sidewalks and streets (including, without limitation, personal injury, death or property damage resulting directly or indirectly from any change, alteration, improvement or repair thereof) for at least $5,000,000 for any one accident, $1,000,000 for

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                 bodily injury or death to any one individual and $1,000,000 for damage to property and in such greater or lesser limits as may be determined pursuant to Section 5.07 hereof;

                          (b) insurance against professional malpractice consistent with industry practice in the area;

                          (c) boiler and pressure vessel insurance, including pressure pipes, if there by any such vessel or pipes in the Demised Premises, in an amount not less than $1,000,000;

                          (d) workers' compensation insurance to the extent required by the law of West Virginia and to the extent necessary to protect Landlord and the Demised Premises against workers' compensation claims in respect to any work or other operations on, in connection with, or about the Demised Premises;

                          (e) insurance against interruption of Tenant's business in such amount as is appropriate to Tenant's business, including without limitation, all debt service of Tenant pertaining to the Demised Premises and fixtures, equipment, improvement and personalty placed thereon, and, in any event, no less than the total amount of Net Rent, Impositions and other sums payable by Tenant under this Lease and Exhibits hereto over a one year period commencing with the effective date of such business interruption insurance (as adjusted as such insurance is annually renewed);

                          (f) such other insurance and in such amounts as may from time to time be reasonably required by Landlord or any Mortgagee, as hereinafter defined, against other insurable hazards which at the time are customarily insured against in the case of premises similarly situated in Monongalia County due regard being, or to be, given to the height and type of building, its construction, use and occupancy.

                 Section 5.03 (a) All insurance provided for in this ARTICLE shall be effected under valid and enforceable policies, issued by insurers of nationally recognized financial standing and legally qualified to issue such insurance in West Virginia. Upon the execution of this

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Lease or such later time as the parties hereto have an insurable interest, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this ARTICLE, originals of the policies (or, in the case of blanket insurance policies and general public liability insurance policies, certificates of the insurers) bearing notations evidencing the payment of premiums or accompanied by other evidence of such payment satisfactory to Landlord, shall be delivered by Tenant to Landlord.

                 (b) Nothing in this ARTICLE 5 shall prevent Tenant from taking out insurance of the kind and in the amounts provided for under this ARTICLE under a blanket insurance policy or policies covering other properties as well as the Demised Premises; provided, however, that any such policy or policies of blanket insurance (i) shall specify therein, or Tenant shall furnish Landlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Demised Premises, which amounts shall not be less than the amounts required by Sections 5.01 and 5.02 hereof, and (ii) such amounts so specified shall be sufficient to prevent any one of the assureds from becoming a co- insurer within the terms of the applicable policy or policies; and provided further, however, that any such policy or policies of blanket insurance shall, as to the Demised Premises, otherwise comply as to endorsements and coverage with the provisions of this ARTICLE.

                 Section 5.04 Except with respect to the insurance required by subdivision (a) of Section 5.02 hereof, neither Landlord nor Tenant shall take out separate insurance concurrent in form or contributing in the event of loss with that required in this ARTICLE to be furnished by, or which may reasonably be required to be furnished by, Tenant unless Landlord and Tenant are included herein as the insureds, with loss payable as in this Lease provided. Each party shall immediately notify the other of the placing of any such separate insurance and shall cause the same to be delivered as in Section 5.03 hereof required.

                 Section 5.05  (a)  All policies of insurance provided for in
Section 5.01 and 5.02 hereof shall name Landlord and Tenant as the insured as their respective interests may appear.

                 (b) Each such policy shall, to the extent obtainable from West Virginia insurance companies generally, contain a provision that no act or omission of Tenant or

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Landlord shall affect or limit the obligation of the insurance company so to pay the amount of any loss sustained.

                 Section 5.06 Each such policy or certificate therefor issued by the insurer shall, to the extent obtainable, contain an agreement by the insurer that such policy shall not be cancelled or materially modified without at least thirty (30) days' prior written notice to Landlord. In addition, each such policy shall provide that such policy shall not be invalidated because of occupancy of the Demised Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Demised Premises, or by change in title to the Demised Premises, to the extent such insurance is commercially available.

                 Section 5.07 Either Landlord or Tenant may request a change in the amounts or limits of the insurance to be maintained hereunder pursuant to subdivisions (a), (b) and (c) of Section 5.02 hereof and any dispute with respect thereto shall be resolved by Landlord selecting an insurance consultant of national reputation acceptable to Tenant (such acceptance shall not be unreasonably withheld or delayed) and said insurance consultant shall determine the amounts or limits of insurance to be maintained hereunder. Landlord may request from Tenant such other insurance as is referred to in Section 5.02(e) hereof, and any dispute with respect thereto shall be resolved by the selection of an insurance consultant by Landlord as set forth in this Section 5.07 for resolving disputes pursuant to subdivisions (a), (b) and (c) of Section 5.02 hereof. Pending such dispute resolution Tenant shall supply Landlord with such further or increased insurance as Landlord shall then demand and shall pay the premiums thereon. If the determination of such dispute resolution shall be that Landlord was not entitled to the insurance or increase so requested, Landlord shall reimburse Tenant for the amount of premiums so paid by Tenant, in which event Tenant shall surrender such policies to Landlord and Landlord shall have the option of continuing such further or increased insurance or cancelling the same, in which latter event the unearned premiums shall be property of Landlord.

                                   ARTICLE 6

                RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

                 Section 6.01 If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of ARTICLE 3 hereof, or to take out, pay for, maintain or deliver any of the insurance policies or certificates therefor as provided for in ARTICLE 5 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after ten (10) days' notice to Tenant (or without notice in case of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any default by Tenant and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to)

                          (a) pay any Imposition payable by Tenant pursuant to the provisions of ARTICLE 3 hereof, or

                          (b) take out, pay for and maintain any of the insurance policies provided for in ARTICLE 5 hereof, or

                          (c) make any other payment or perform any other act on Tenant's part to be made or performed as provided in this Lease.

and may enter upon the Demised Premises for any such purpose, and take all such action thereon, as may be necessary therefor.

                 Section 6.02 All sums so paid by Landlord, and all costs and expenses incurred by Landlord, including reasonable attorney's fees, in connection with the performance of any such act, together with interest thereon at the Default Rate (hereinafter defined) from the date of such payment or incurrence by Landlord, of such cost and expense shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

                                   ARTICLE 7

                REPAIRS AND MAINTENANCE OF THE DEMISED PREMISES

                 Section 7.01 Throughout the Term of this Lease, Tenant, at its sole cost and expense, shall take good care of the Demised Premises, and all improvements thereon and all landscaping, grounds, roads and walkways and parking areas thereon and shall keep the same in good order and condition, except for ordinary wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant pursuant to its obligations hereunder, and make all necessary changes and repairs thereto, interior and exterior, structural and non- structural, ordinary and extraordinary, and foreseen and unforeseen and subsequent to any such necessary changes and repairs thereto, keep the same in good order and condition, ordinary wear and tear after the last necessary change or repair excepted. All repairs made by Tenant shall be at least equal in quality and class to the original work. Tenant shall do or cause others to do all necessary shoring of foundations and walls of any structures on the Demised Premises and every other act or thing for the safety and preservation thereof which may be necessary by reason of any excavation or other building operation upon any adjoining property or street, alleyway or passageway.

                 Section 7.02 Tenant shall put, keep and maintain all portions of the Demised Premises and all improvements thereon and all landscaping, grounds, roads and walkways and parking areas thereon in a clean an orderly condition, free of dirt, rubbish, and unlawful obstructions and shall keep roads, walkways and parking areas free of snow and ice.

                 Section 7.03 Landlord shall not be required to furnish to Tenant any facilities or services of any kind whatsoever (other than those services and agreements set forth in ARTICLE 33 hereof) during the Term, such as, but not limited to, water, sewerage, steam, fuel, heat, gas, hot water, electricity, light and power. Landlord shall in no event be required to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs on or to the Demised Premises during the Term of this Lease except any such repairs or replacements necessitated by Landlord's negligence on the Adjacent Land as defined in ARTICLE 25 hereof.

                 Section 7.04 Tenant need not keep or maintain any improvements on the Demised Premises in a better condition than that existing at the time the Landlord's architect or engineer certifies that such improvements have been substantially completed.

                 Section 7.05 In the event that Tenant desires to make non-structural, non- exterior additions or alterations to any one or more of the improvements once completed pursuant to ARTICLE 9, Tenant may do so without Landlord's prior consent provided that the aggregate cost of any such non-structural, non-exterior additions or alterations shall not exceed the sum of $100,000 for any single item, or $250,000 during any twelve (12) month period and shall not, in any event, result in any diminution in value of the affected improvements. In the event the Tenant desires to make structural additions or alterations to any one or more of the improvements, or to make non-structural, non-exterior additions or alterations not expressly permitted by the immediately preceding sentence, Tenant shall not do so without first obtaining Landlord's prior written consent. Any additions or alterations permitted or allowed pursuant to this Section 7.05 shall be made at Tenant's sole risk, cost and expense and Tenant shall indemnify and hold Landlord, the Board, the Hospital and the University harmless against any all claims, cost and expense (including, without limitation, reasonable attorneys' fees) paid or incurred by or for Landlord, the Board, the Hospital and the University in connection with or arising out of any such alterations or additions by or for Tenant.

                 Section 7.06 Notwithstanding any reference in this Lease to Tenant's obligations to maintain any sidewalks, curbs, alleyways and passageways adjoining the Demised Premises, Tenant shall not have any such obligation insofar as the maintenance of any such sidewalks, curbs, alleyways and passageways is the responsibility of Monongalia County, or another governmental authority (other than the Board or University).

                                   ARTICLE 8

                     COMPLIANCE WITH LAWS, ORDINANCES, ETC.

                 Section 8.01 Throughout the Term of this Lease, Tenant, at its sole cost and expense, shall promptly observe and comply with all regulations, requirements or orders of the Board and University of general application and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, and other boards and officers, and all orders, rules and regulations of the National Board of Fire Underwriters, the West Virginia Board of Fire Underwriters or any other body or bodies exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Demised Premises (the "Laws") including all improvements thereon and all landscaping, grounds, roads and walkways and parking areas thereon or to the use or manner of use of the Demised Premises by Tenant, including licensure and accreditation, whether or not such Laws shall affect the interior or exterior of improvements on the Demised Premises, necessitate structural changes or improvements or interfere with the use and enjoyment of the Demised Premises, and whether or not such compliance is required by reason of any condition, event or circumstance existing prior to or after the commencement of the Term of this Lease, provided that Tenant shall not be deemed to be in default hereunder for failure to comply with the provisions of this Section 8.01 if it fails to comply with Laws which apply only to Tenant or the Demised Premises (other than the Act or any amendment or successor statute thereto) and if such non-compliance does not adversely affect the operation and maintenance of the Demised Premises as the Center.

                 Section 8.02 Tenant shall likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance required to be supplied by Tenant at any time in force with respect to the Demised Premises, whether or not such observance or compliance is required by reason of any condition, event or circumstance existing prior to or after the commencement of the Term of this Lease and Tenant shall, in the event of any violation or any attempted violation of the provisions of this Section by any subtenant, take steps, immediately upon knowledge of such violation or attempted violation, to remedy or to prevent the same as the case may be. In any case Tenant shall be privileged to substitute policies of other insurance companies which satisfy the requirements of this Lease.

                 Section 8.03 Tenant shall have the right, after prior written notice to Landlord, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in Section
8.01 hereof, subject to the following:

                          (a) If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises or any part thereof and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding; or

                          (b) If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability or fine, and Tenant (i) furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

Landlord, without cost to it, shall, subject to the foregoing, execute and deliver any appropriate papers which may be necessary or proper to permit Tenant so to contest the validity or application of any such law, ordinance, order, rule, regulation or requirement.

                                   ARTICLE 9

                       IMPROVEMENTS-ALTERATIONS-ADDITIONS

                 Section 9.01 Tenant shall complete construction of the Center on the Land as a part of the New Facilities, said Center being more particularly described in the development agreement to be entered into between Landlord and Tenant as of even date herewith and attached hereto as Exhibit B (the "Development Agreement"), in accordance with the Development Agreement.

                 Section 9.02 It is understood by the parties that pursuant to the Act and the Primary Lease, the Hospital will be constructing health science and patient care facilities, in addition to the Center to be constructed by Tenant, on the property adjacent to or near the Land. Landlord shall have the right (subject to requisite approvals of the Hospital, Board and University) to approve or reject the plans, specifications, materials, design or other aspects of the Center in its sole discretion except that electrical, mechanical, structural and plumbing materials utilized in non-public interior spaces of the Center and any such materials used in construction of utility lines to the Center shall be subject to the reasonable approval or rejection of Landlord.

                 Section 9.03 All manner of costs and expenses, including, but not limited to, federal, state and local property, use and ad valorem taxes, incurred as a result of the Development Agreement shall be the sole responsibility of Tenant. Tenant covenants to pay any and all such costs and expenses when due.

                 Section 9.04 Tenant may during the Term, erect additional improvements on the Demised Premises and demolish or otherwise remove the improvements constructed in accordance with the Development Agreement and erect new improvements thereon, all subject to, and in compliance with, the provisions of this ARTICLE. Before beginning any such additional improvements or demolition or removal and construction Tenant shall submit to Landlord a copy of the plans and specifications, including schematic design, design development and construction documents for such new improvements, and any amendments thereto, together with an estimate which shall show in reasonable detail, allocated among the various trades, the approximate net cost of such improvements. Such plans and specifications shall comply with all relevant legal requirements. Landlord's written approval of such plans, specifications and amendments thereto shall be necessary prior to any demolition, addition or alteration of the improvements except as specified in Section 7.05 hereof. Landlord shall have ten (10) days from receipt of any schematic design documents, fifteen (15) days from receipt of any design development documents, and forty-five (45) days from receipt of any construction documents from Tenant in which to approve or disapprove such documents or Tenant may assume Landlord's approval of the submitted documents.

                 Section 9.05 Before beginning the demolition of any improvements which may at any time be on the Demised Premises, or letting any contract relating to the construction of new or additional improvements, Tenant will deliver to Landlord a bond of a surety company. Such surety company shall be a stock company authorized to do business in West Virginia and of recognized responsibility acceptable to Landlord. Such bond shall be conditioned on the completion of the improvements substantially in accordance with the plans and specifications mentioned in the

Development Agreement, within the time set forth herein, subject, however, to Unavoidable Delays, in compliance with all relevant legal requirements, and free and clear of all liens, chattel mortgages and conditional bills of sale except as permitted hereunder. The amount of such bond shall be equal to the estimated net cost of construction.

                 Section 9.06 For the purpose of this ARTICLE the net cost of an improvement shall be deemed to be the aggregate of the funds paid by Tenant for labor, services and materials, cost of demolition and insurance and bond premiums, and shall not include overhead of Tenant or wages and other compensation of officers, employees or agents of Tenant, taxes, rent and additional rent, and operating expenses of the Demised Premises during the course of construction or any expense of financing the cost of construction.

                 Section 9.07 Before making any alteration or before beginning the demolition of any improvements which may at any time be on the Demised Premises or letting any contracts relating to the construction of new or additional improvements, Tenant shall supply Landlord with such endorsements to the existing insurance policies as shall be necessary to cover the contemplated work.

                 Section 9.08 Any building construction on the Demised Premises shall be built wholly within the lot lines and applicable set back restrictions of the Demised Premises and shall be a complete self-contained unit with independent facilities of its own and shall not be tied in to or have any physical connection with any structure located on other property except as set forth in the Easements and Services Agreement pursuant to ARTICLE 33 hereof.

                 Section 9.09 Any improvements erected by Tenant shall be constructed and completed in compliance with all requirements of the law and with all ordinances, regulations or orders of the town, any State, or other public authority relating thereto, including, without limitation, all zoning and building laws and requirements, and with the orders, rules and regulations of the West Virginia Board of Fire Underwriters, any licensing authority having jurisdiction over the Demised Premises, the Board, the University or any other body or bodies having similar functions. On completion of any improvement requiring the same, Tenant will procure a final Certificate of Occupancy and deliver to Landlord the original or a copy thereof.

                 Section 9.10. Any and all buildings, structures, alterations, additions and improvements upon the Demised Premises are the property of Tenant and at the expiration or sooner termination of this Lease shall then become property of Landlord and shall be surrendered at that time in accordance with the provisions of Section 4.01 hereof.

                                   ARTICLE 10

                               DISCHARGE OF LIENS

                 Section 10.01 Tenant shall not create or permit to be created or to remain, and shall discharge, any mechanic's, laborer's or materialman's lien or any conditional sale, title retention agreement or chattel mortgage, which might be or become a lien, encumbrance or charge upon the Demised Premises or any part thereof having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof. This Section 10.01 shall not be construed as prohibiting Tenant from financing any items of personal property belonging to Tenant (such as equipment, inventory, or accounts receivable) and arising out of or relating to the operation of Tenant's business on or at the Demised Premises; provided, however, that Landlord shall have no liability for or in connection with any such financing of Tenant's personal property and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, cost and expenses (including reasonable attorneys' fees) arising out of, or in connection with any such financing. Landlord shall, at Tenant's expense, execute waiver of Landlord's liens as may be reasonably required by the lenders providing financing for Tenant's personal property.

                 Section 10.02 If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord, may, after ten (10) days' notice to Tenant, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to dispel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount or the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the rate of interest at the Default Rate, from the respective dates of Landlord making of the payment or incurring of the cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord, on demand.

                 Section 10.03 Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof.

                                   ARTICLE 11

                                    NO WASTE

                 Section 11.01 Tenant shall not commit, do or suffer any waste or damage, disfigurement or injury to the Demised Premises or any part thereof, but this shall not be deemed to prevent alterations or additions pursuant to other provisions of this Lease.

                                   ARTICLE 12

                                USE OF PROPERTY

                 Section 12.01 (a) Tenant shall not use or allow the Demised Premises to be used for any purposes other than an acute care psychiatric hospital and alcohol and chemical dependency center (including in-patient and out-patient psychiatric hospital and alcohol and chemical dependency services), and purposes ancillary or incidental thereto; provided that if the uses permitted hereunder would, in the written opinion (supported by a feasibility study) of an independent management consultant of national reputation, selected by Landlord and acceptable to Tenant (such acceptance shall not be unreasonably withheld or delayed), at Tenant's expense, not permit the Center to remain financially feasible, Tenant may use the Demised Premises for such other medical uses as (i) are acceptable to and approved by a two-third (2/3) majority vote of each of the Tenant's Board of Directors and the organized medical staff of the Center; (ii) do not at the time compete, directly or indirectly, with services offered by the Hospital or any entity in which the Hospital has an interest; and (iii) are consistent with the policies and goals of the University then in effect. Such uses will be subject to the approval of Landlord, which approval shall not be unreasonably withheld. Tenant shall not permit any use for an unlawful purpose or in violation of any license or certificate of occupancy covering or affecting the use of the Demised Premises or any part thereof or which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto. Tenant shall not use or allow the Demised Premises to be used as a general acute care hospital.

                 (b) If a new building or buildings are constructed pursuant to the provisions of ARTICLE 9 or of Section 15.04 hereof, the same shall be used only for purposes which shall be legal.

                 Section 12.02 Tenant shall not suffer or permit the Demised Premises or any portion thereof to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Landlord's title to the Demised Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage, adverse possession or prescription by the public, as such, or of implied dedication, of the Demised Premises or any portion thereof. Tenant hereby acknowledges that Landlord does not hereby consent, expressly or by implication, to the unrestricted use or possession of the whole or any portion of the Demised Premises by the public, as such.

                                   ARTICLE 13

                     ENTRY ON DEMISED PREMISES BY LANDLORD

                 Section 13.01 Tenant shall permit Landlord and its authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same, and (b) making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make any such repairs or perform any such work or to commence the same for ten (10) days after written notice from Landlord (or without notice in case of emergency). Nothing herein shall imply any duty upon the part of Landlord to do any such work; and performance thereof by Landlord or any Mortgagee shall not constitute a waiver of Tenant's default in failing to perform the same.

                 Section 13.02 During the progress of any work in the Demised Premises performed by Landlord pursuant to the provisions of Section 13.01 hereof, Landlord may keep and store therein all necessary materials, tools, supplies and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any subtenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into the Demised Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby.

                 Section 13.03 Landlord shall have the right to enter the Demised Premises at all reasonable times after reasonable notice to Tenant during usual business hours for the purpose of showing the same to prospective purchasers of the Demised Premises (any sale shall be subject to this Lease), and, at any time within two (2) years prior to the expiration of the Term of this Lease for the purpose of showing the same to prospective tenants. Any such entries shall be in a manner calculated to minimize any interruption of the Tenant's activities on the Demised Premises.

                                   ARTICLE 14

                                INDEMNIFICATION

                 Section 14.01 Tenant and the HSA Americare Corporation shall indemnify and save harmless Landlord, the Hospital, the University and the Board against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord, the Hospital, the University or the Board by reason of any of the following occurrences during the Term:

                          (a) any work or thing done in, on or about the Demised Premises or any part thereof by Tenant or any party other than the party indemnified;

                          (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof or any alley, sidewalk, curb, vault, passageway or space adjacent thereto in control of Tenant;

                          (c) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

                          (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, or any alley, sidewalk, curb, vault, passageway or space adjacent thereto in control of Tenant; or

                          (e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

In case any action or proceeding is brought against Landlord, the Hospital, the University or the Board by reason of any such claim, Tenant and/or the HSA Americare Corporation, upon written notice from Landlord or other party entitled to indemnification, shall at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord, or such other party entitled to indemnification, as the case may be, in writing, which approval Landlord, or such other party entitled to indemnification, shall not withhold unreasonably.

                 Section 14.02 Anything to the contrary and notwithstanding herein, in the event that (a) the Tenant shall fulfill all of its obligations to complete the Center pursuant to the Development Agreement, (b) the Tenant is not in default hereunder, and (c) the HSA Americare Corporation holds a minimum of twenty percent (20%) equity interest in the improvements to the Demised Premises, the Americare Corporation shall be relieved of its indemnity obligations pursuant to this Section. The parties' intent under this Section 14.02(c) is to release HSA Americare Corporation of its indemnity obligations hereunder only if the total debt (long-term and current portion of long-term) shown on the balance sheet of Tenant does not exceed eighty percent (80%) of the value of net property plant and equipment (fixed assets minus depreciation) of Tenant as shown on the balance sheets in the audited financial statements of Tenant prepared by Tenant's regular independent certified public accountant.

                                   ARTICLE 15

                             DAMAGE OR DESTRUCTION

                 Section 15.01 In case of damage to or partial destruction of any improvements on the Demised Premises or any part thereof by fire or otherwise, Tenant shall promptly give written notice thereof to Landlord, and Tenant shall, at Tenant's sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace, rebuild or alter the same as nearly as possible to its value immediately prior to such damage or destruction, with such changes or alterations as may be made by Tenant in conformity with and subject to the conditions of Sections 9.02 and 9.07 inclusive hereof, except that the surety company bond as referred to in Section 9.05 hereof shall be in an amount equal to the excess of the estimated cost of the work over the amount of insurance proceeds received in respect to such loss. Such restorations, repairs, replacements, rebuilding or alterations shall be commenced within ninety (90) days from the date of occurrence of such damage or destruction, which time shall be extended by a time commensurate with any delays due to adjustment of insurance, preparation and approval of Landlord of plans and specifications, and applications for zoning variances and rezoning, and shall thereafter be prosecuted with reasonable diligence, Unavoidable Delays excepted. Tenant shall submit schematic design documents to Landlord within ten (10) days of such damage or destruction and Landlord shall have ten (10) days to respond. Tenant shall submit design development documents within fifteen (15) days of Landlord's approval of the schematic design documents and Landlord shall have fifteen (15) days to respond. Tenant shall submit construction documents within twenty (20) days of Landlord's approval of the design development documents and Landlord shall have forty-five (45) days to respond. Landlord's failure to respond within the prescribed period shall be deemed an approval of the documents as submitted to Landlord. The proceeds of any insurance in excess of $15,000 payable by reason of such damage or destruction shall be paid to Landlord for the benefit of Tenant in the manner provided in Section 15.02 hereof (and if such proceeds are $15,000 or less they shall be paid to Tenant to be used to the extent necessary for repairs or restoration as aforesaid).

                 Section 15.02 (a) Except for insurance proceeds relating to loss of business or to damage or destruction to Tenant's personal property which Tenant would otherwise be permitted to remove upon the termination of this Lease (hereinafter "Tenant's Insurance Proceeds"), which Tenant's Insurance Proceeds shall be paid to Tenant, all insurance money, including any interest accrued thereon, paid on account of such damage or destruction to the Demised Premises less the reasonable cost, if any, incurred in connection with adjustment of the loss and the collection thereof shall be paid to Landlord as Trustee for Tenant and shall be held in a separate account or accounts to be managed and invested according to Tenant's reasonable instructions. Said insurance proceeds held in trust by Landlord shall not be commingled with Landlord's funds without Tenant's written instruction and shall be held solely for the payment of the cost of the aforesaid restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collectively referred to as the "Restoration"), and shall be paid out to, or at the direction of, Tenant from time to time as Restoration progresses, in installments equal to the percentage of the work completed and materials furnished (less any retainages held back from the contractors), and shall be received by Tenant for the purposes of paying the cost of Restoration upon the written request of Tenant which shall be accompanied by the following:

                 (i) a verified certificate signed by Tenant, or an executive officer of Tenant, or a certificate signed by the architect or engineer in charge of such construction, dated not more than thirty (30) days prior to such request, setting forth the following:

                          (A) that the sum then requested either has been paid by Tenant, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified, and giving a brief description of such services and materials and the several amounts so paid or due to each of said persons in respect thereof, and stating that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate;

                          (B) that except for the amount, if any, stated (pursuant to the foregoing subclause (i)(A)) in such certificate to be due for services or materials, there is no outstanding indebtedness shown on Tenant's books or known to the persons signing such certificate, after due inquiry, which is due on the date of such certificate for labor, wages, materials, supplies or services in connection with such restoration which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or similar lien upon such restoration or upon the Demised Premises or any part thereof, or, if there are such amounts claimed by materialmen, suppliers, contractors or subcontractors to be due, but which have not been paid, that non-payment thereof is the subject of a bona fide dispute and that adequate reserves have been set aside to bond off any mechanics or materialmen's lien and make such payment if it is ultimately determined that such amounts are due and payable; and

                          (C) that the cost, as estimated by the persons signing such certificate, of the restoration required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the aggregate of the insurance money remaining in the hands of the Landlord, after payment of the sum requested in such certificate and the amount of the bond deposited pursuant to Section 15.01 hereof.

               (ii) an official search of the public records or a search of a title insurance company doing business in Monongalia County showing that there has not been filed with respect to the Demised Premises or any part thereof any vendor's, mechanic's, laborer's, materialman's or like lien, which has not been discharged of record, except such as will be discharged by payment of the amount then requested.

In the event that any such Restoration involves expenditures in excess of $100,000, the certificate required by subclause (i)(A) of this Section 15.02(a) shall be a certificate signed by the architect or engineer in charge of the Restoration, who shall be selected by Tenant and approved in writing by Landlord, which approval Landlord shall not unreasonably withhold. Upon compliance with the foregoing provisions of this Section, Landlord shall, out of such insurance money, pay or cause to be paid to Tenant or the persons named (pursuant to subclause (i)(A) of this Section 15.02(a)) in such certificate the respective amounts stated therein to have been paid by Tenant or to be due to them, as the case may be.

                 (b) If the net insurance money as aforesaid at the time held by Landlord shall be insufficient to pay the entire cost of such Restoration, Tenant shall pay the deficiency and such deficiency shall be paid prior to payment by Landlord to Tenant of the proceeds of insurance.

                 (c) Upon receipt by Landlord of satisfactory evidence, of the character required by any provision of this Section 15.02, that the Restoration has been completed and paid for in full and that there are no liens of the character referred to therein, any balance of the insurance money at the time held by Landlord shall be paid to Tenant.

                 (d) Anything herein contained to the contrary notwithstanding, in the event of the termination of this Lease pursuant to
Section 15.04 or ARTICLE 19, any and all insurance proceeds then on hand with the Landlord shall be paid to the Landlord. If the Lease is terminated pursuant to ARTICLE 19, any and all insurance proceeds shall be paid to the Landord and Tenant shall have no right, title, interest or claim thereto or therein whatsoever. If this Lease is terminated pursuant to ARTICLE 17, any and all insurance proceeds shall be paid to the Tenant who shall assign the same to the Landlord on Landlord's payment to Tenant of the Fair Market Value of Tenant's Leasehold Interest (hereinafter defined).

                 Section 15.03 No destruction of or damage to the improvements on the Demised Premises or any part thereof by fire or any other casualty shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the full Net Rent and additional rent and other charges payable under this Lease or from any of its other obligations under this Lease and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

                 Section 15.04 (a) If during the Term the improvements on the Demised Premises shall be damaged by fire or otherwise, and if Tenant is not then in default of any or its obligations under this Lease (including, without limitation, its obligations to maintain insurance under ARTICLE 5 hereof), and if the cost of Restoration exceeds, by more than $250,000, the net amount of insurance proceeds available for Restoration or (b) if the improvements shall be damaged or destroyed during the last three years of the Term, then:

                           (i) Landlord may elect to cancel this Lease on at least thirty (30) days' notice, given within sixty (60) days after such damage or destruction, and this Lease shall come to an end on the date in such notice specified; provided, however, that Landlord may not elect to cancel this Lease upon the occurrence of the events specified in Section 15.04(a) if, within thirty (30) days after the damage or destruction specified therein, Tenant notifies Landlord that Tenant is willing to pay the full cost of Restoration notwithstanding the fact that such cost exceeds by more than $250,000, the net amount of insurance proceeds available for restoration; or

                          (ii) Unless Tenant has previously elected to pay the full costs of Restoration as provided in Section 15.04(i), Tenant may elect to cancel this Lease on at least thirty (30) days notice, given within sixty (60) days after such damage or destruction, and this Lease shall come to an end on the date in such notice specified; provided, however, that simultaneously with the giving of its notice (or upon receipt of Landlord's notice pursuant to Section 15.04(i)) Tenant shall deliver to Landlord an assignment duly executed and acknowledged by Tenant, transferring to Landlord all of the rights and claims of Tenant in, to and under all insurance proceeds covering such damage or destruction except for Tenant's Insurance Proceeds to which Tenant is entitled.

In the event of any such cancellation, Tenant shall not be obligated to perform any Restoration, this Lease and the Term hereof shall terminate as of the effective date of such cancellation as specified in the notice and all such insurance proceeds shall be paid as set forth above. No such cancellation or termination shall release Tenant from any obligation hereunder for rent, Impositions, insurance premiums or other sums due hereunder accrued or payable for or during any period prior to the effective date of such cancellation, and any prepaid rent, Impositions, insurance premiums, or other sums beyond the effective date of such cancellation shall be adjusted.

                 Section 15.05 Anything herein to the contrary and notwithstanding, if during the initial thirty (30) years of the Term all, or substantially all, of the improvements on the Demised Premises shall be destroyed or damaged by fire or otherwise, Tenant shall promptly give written notice thereof to Landlord, and Tenant shall, at Tenant's sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for such purpose, restore, repair, replace, rebuild or alter the same as nearly as possible to its value immediately prior to such destruction or damage, with such redesign, changes or alterations as may be desired by Tenant which are consented to in writing by Landlord and are in conformity with and subject to the conditions of Sections 9.02 to 9.07 inclusive hereof, except that the survey company bond referred to in Section 9.03 hereof shall be in an amount equal to the excess of the estimated cost of the work over the amount of insurance proceeds received in respect of such loss.

                 Such restorations, repairs, replacements, rebuilding or alterations shall be commenced within ninety (90) days from the date of occurrence of such damage or destruction, which time shall be extended by a time commensurate with any delays due to adjustment of insurance, preparation and approval of Landlord of plans and specifications, and for zoning variances and rezoning, and shall thereafter be prosecuted with reasonable diligence, Unavoidable Delays excepted. The submission by Tenant and approval by Landlord of the schematic design documents, design development documents and construction documents shall be in the manner provided in Section 15.01 hereof. The proceeds of any insurance payable by reason of such damage or destruction shall be paid to Landlord for the benefit of Tenant in the manner provided in
Section 15.02 hereof. For the purposes of this Section 15.05, "substantially all" of the Demised Premises shall be deemed destroyed or damaged if the undamaged portion of the Demised Premises shall be insufficient for the economic and feasible operation thereof by Tenant, and "insufficient for the economic and feasible operation thereof by Tenant" shall be determined by a financial consultant(s) of national reputation acceptable to both Tenant and Landlord. If Tenant and Landlord are unable to agree on such a financial consultant(s), Tenant and Landlord shall follow procedures equivalent to those set forth in ARTICLE 20 for the selection of appraisers.

                 If all or substantially all of the improvements on the Demised Premises are destroyed or damaged subsequent to the initial thirty (30) years of the Term, Tenant shall not be required to restore, repair, or replace the same if it is determined that the restored Demised Premises would be insufficient for the economic and feasible operation thereof by Tenants. In such an event, all insurance money paid on account of such damage or destruction shall be applied to the Landlord and Tenant according to the appraised value of their respective interests in the Demised Premises (Tenant shall specifically have no interest or set off in the Demised Premises based upon the Net Rent) according to the procedures and provisions of ARTICLE 20 hereof. Anything to the contrary and notwithstanding, in the event that such insurance proceeds equal less than the appraised interest of Landlord, Tenant shall pay to Landlord the amount of any such deficiency within sixty (60) days of the conclusion of the appraisal procedure.

                                   ARTICLE 16

                                  CONDEMNATION

                 Section 16.01 If all, or substantially all, of the Demised Premises shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord and those authorized to exercise such right, this Lease shall terminate on the date title or the right of possession, whichever is earlier; vests in the condemning authority, in which event all sums due hereunder shall be apportioned as of the termination date except that there shall be no apportionment of the Net Rent, which remain the exclusive property of Landlord. For the purposes of this ARTICLE, "substantially all" of the Demised Premises shall be deemed to have been taken if the untaken part of the Demised Premises shall be insufficient for the economic and feasible operation hereof by Tenant.

                 Section 16.02 If the Demised Premises are condemned in part, this Lease shall continue and Tenant, subject to Unavoidable Delays, shall restore the remaining Demised Premises as a complete architectural unit (in which event Landlord shall make available to Tenant the net proceeds from the partial condemnation...(illegible) restoration); provided, however, that notwithstanding the foregoing if the cost of such restoration exceeds the amount of the net proceeds (specifically excluding Net Rent) from the partial condemnation that Landlord is willing to make available for such restoration or if such partial condemnation occurs during the last three years of the Term, then either party may terminate this Lease in accordance with the procedures specified in Sections 15.04(i) and (ii) above. Any net proceeds of a partial condemnation not required hereunder to be made available to Tenant by Landlord shall belong to Landlord.

                 Section 16.03 In the event of any condemnation of part of the Demised Premises, whether resulting in the termination of the Lease or not, Tenant shall be entitled to share in any part of the condemnation award (including consequential damages) for the taking of its leasehold estate or any of its rights, licenses or easements in or appurtenant to the Demised Premises, and Tenant shall be entitled to have standing or participate in any legal proceedings, settlement negotiations or participate in any legal proceedings, settlement negations or closing pertaining to any said condemnation, separate and distinct from the participation of Landlord in such proceedings or procedures, to the extent permitted by applicable law; provided, however, that notwithstanding the foregoing, Tenant shall be entitled to receive a separate award from the condemning authority (or receive from Landlord, if included in Landlord's award) damages for moving expenses, loss of trade fixtures, loss of leasehold improvements and loss of business and business goodwill and shall be entitled to be reimbursed from the net proceeds of a partial condemnation to the extent provided in Section 16.02.

                 Section 16.04 In the event of any condemnation of all or substantially all of the Demised Premises, all condemnation awards to Landlord or Tenant shall be applied to Landlord and Tenant according to the appraised value of their respective interests in the Demised Premises according to the procedures and provisions of ARTICLE 20 hereof, except that Tenant shall have no interest in the Demised Premises resulting from the payment of Net Rent.

                 Section 16.05 As used herein the terms "condemned" and "condemnation" includes sale by Landlord to a condemning authority or third party under threat of condemnation.

                                   ARTICLE 17

                        LANDLORD'S RIGHT OF TERMINATION

                 Section 17.01 In addition to the right of the Landlord to terminate this Lease pursuant to other ARTICLES hereof, Landlord, with the approval of the Board, shall have the right to terminate this Lease, for reasons which are not arbitrary or capricious, subsequent to the seventh (7th) anniversary of the date the Center commences operation by the following procedure:

                          (a) In the event that such a determination that this Lease should terminate is made, Landlord shall provide Tenant with written notice of Landlord's election to terminate this Lease specifying an effective date of termination, not to be less than two hundred ten (210) days from the date of the notice. Such notice shall provide Tenant with a statement of the reason(s) or condition(s), in reasonable detail, for Landlord's determination that this Lease shall terminate.

                          (b) Tenant shall have the right to remedy, cure or alleviate the condition(s) or reason(s) for Landlord's election to terminate this Lease as provided in the notice of termination.

                          (c) In the event that Tenant has not remedied, cured or alleviated said condition(s) or reason(s) to the satisfaction of the Landlord within sixty (60) days of the notice, as shown by Landlord's written cancellation of the notice of termination, Tenant shall have the right to request judicial review of the decision of Landlord and the Board to terminate the Lease by instituting a civil action in a court of the State of West Virginia in Monongalia County, West Virginia within one hundred eighty (180) days of the notice of termination. Tenant and Landlord agree that the sole standard of review to be applied in any judicial review of the decision of the Landlord and the Board to terminate the Lease is whether such decision was arbitrary and capricious. Landlord and Tenant further agree that in the event Tenant elects to commence such a civil action, termination of the Lease shall be stayed pending the court's decision and any appeals of said civil action. If Tenant does not elect to commence such a civil action, Tenant thereby waives any and all right to appeal the decision of the Landlord and Board to any agency, court, or governmental entity. Landlord and Tenant expressly waive any rights or relief available pursuant to the Administrative

                 Procedures Act of West Virginia or any successor statute thereto.

                          (d) In the event that the Lease is terminated as provided in this ARTICLE 17, Tenant shall be paid by Landlord one hundred twenty-five percent (125%) of the Fair Market Value of Tenant's Leasehold Interest, as described in Section 17.02.

                 Section 17.02 As used herein the term "Fair Market Value of Tenant's Leasehold Interest" means the price which a willing Buyer would pay to the Tenant for the Tenant's interest in the Demised Premises, including any and all improvements thereon, the value of the Tenant's business enterprise operated thereon, and the value of the Tenant's share of any insurance proceeds payable to Tenant pursuant to Section 15.02(d) hereof, subject to this Lease and subject to any sublease or subleases of the Demised Premises then in effect, free and clear of the lien of any Mortgage. Anything to the contrary herein notwithstanding, in no event shall the payment of the Fair Market Value of Tenant's Leasehold Interest to Tenant pursuant to this ARTICLE 17 be less than the value of Tenant's capital expenditures for the Center, including, but not limited to the then unpaid principal, interest, reasonable prepayment penalties, fees, costs, expenses and other amounts of Tenant's mortgages for the Center permitted pursuant to ARTICLE 18, the prorated return of any amounts paid to Landlord for prepaid rent or services, and Tenant's development costs. Landlord also agrees to assume all of Tenant's operating contracts for the Center which are reasonable and customary in the ordinary course of business (including Exhibits B, C and D hereto or successor documents thereto) except for contracts with entities affiliated with Tenant; pensions, profit sharing or other retirement plan (whether or not such plan is or is intended to be qualified under the Internal Revenue Code of 1954, as amended), any severance pay plan, any plan of deferred compensation, or any other plan, agreement or understanding (oral or written) which is similar to the foregoing; and any executive employment agreements which require funding of any financial obligation which continues for more than one year from the date of the termination of the Lease. The Fair Market Value of Tenant's Leasehold Interest to Tenant pursuant to this ARTICLE 17 shall not include the amount of contract liability for the Center assumed by Landlord from Tenant, nor the value of Tenant's accounts receivable or accounts payable to the extent accrued as of the date of transfer of Tenant's leasehold interest to Landlord. In the event the Landlord and Tenant are unable to agree on the Fair Market Value of the Tenant's Leasehold Interest within one hundred twenty days (120) prior to the date of termination, the Fair Market Value of the Tenant's Leasehold Interest shall be determined by an appraisal in accordance with ARTICLE 20 of this Lease.

                 Section 17.03 On the date of transfer of Tenant's leasehold interest to Landlord, the Landlord shall pay to the Tenant an amount equal to One Hundred Twenty-Five Percent (125%) of the Fair Market Value of the Tenant's Leasehold Interest, in cash (except that Landlord shall have the right to pay all liens, claims and encumbrances, if any, chargeable to Tenant and to deduct all sums then owed by Tenant under any provision hereof, except payments as set forth in Section 32.01(b) hereof, from the amount of cash otherwise payable to Tenant). Upon receipt of payment, the Tenant shall assign to Landlord, or Landlord's nominee, the Tenant's interest as Tenant under this Lease, and as lessor under any sublease or subleases of all or any portion of the Demised Premises, and Landlord, or Landlord's nominee shall assume the obligations of the Tenant thereafter to be performed by the Tenant under the sublease or subleases and shall accept the sublessee or sublesses as the direct tenant or tenants of Landlord. Tenant shall also deliver to Landlord a bill of sale to any improvements on the Demised Premises and any other instruments necessary to assign Tenant's interest and assets included in the appraisal of the Fair Market Value of Tenant's Leasehold Interest to Landlord, including property or rights held by Tenant which are necessary or useful for the operation of the Center as a going concern to the extent such transfers are permitted by law. Rent under any such sublease or subleases shall be apportioned between Landlord and Tenant as of the date of termination. Any Impositions not payable by a sublessee or sublesses shall likewise be apportioned between Landlord and Tenant as of the date of termination, as shall all other items normally apportioned in similar transactions.

                                   ARTICLE 18

           ASSIGNMENTS, MORTGAGES AND SUBLEASES OF TENANT'S INTEREST

                 Section 18.01 Tenant shall not have the right to sell or assign this Lease (except as provided in Section 18.03 hereof), by operation of law or otherwise, nor to sublet the Demised Premises, in whole or in part, without the prior written consent of Landlord which may be withheld in Landlord's sole discretion. Any form of transfer, conveyance or assignment of fifty percent (50%) or more of the interest (by stock or other alteration of controlling interest) of the HSA Americare Corporation in Tenant or any intervening subsidiaries or entities shall constitute a prohibited transfer for the purposes of this ARTICLE 18. It is expressly understood and agreed that, notwithstanding any permitted assignment or subletting by Tenant, Tenant shall be and remain primarily liable for the performance of all obligations imposed upon Tenant or any assignee or sublessee of Tenant hereunder. Landlord's consent to any particular assignment or subletting shall not constitute a waiver of this Section 18.01 or a consent to any subsequent assignment or subletting and Landlord's written consent shall be required for each and every assignment of subletting pursuant to this
Section 18.01.

                 Section 18.02 In the event that Tenant shall seek to or be required to transfer, convey, or assign any of its interest hereunder, by operation of law or otherwise, Tenant shall notify Landlord, as provided herein, of the terms and conditions of any such proposed transfer, conveyance or assignment. Landlord shall have the right within thirty (30) days of such notice to accept such terms and conditions of the proposed transfer, conveyance or assignment in its own name or that of a parent company, subsidiary or an affiliate of Landlord, by notice of such acceptance to Tenant as provided herein. If Landlord so exercises its right of first refusal to accept such a transfer, conveyance or assignment, Tenant shall enter into a written agreement with Landlord including the terms and conditions set forth in the offering provided by Tenant to landlord. If Landlord does not so elect within the thirty (30) day acceptance period, Tenant is then subject to the conditions of
Section 18.01 hereof regarding the proposed transfer, conveyance or assignment.

                 Section 18.03 Tenant shall not have the right to mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease, or its leasehold estate hereunder, in whole or in part, as security for indebtedness without the prior consent of Landlord which may be withheld in Landlord's sole discretion, except that Landlord's consent to Tenant's encumbrance of its leasehold estate shall not be unreasonably withheld or delayed for the purpose of Tenant's financing of the construction and operation of the Improvements in conformity with the Development Agreement and/or the Management Agreement. In no event shall Landlord have any obligation to subordinate its reversionary interest in the Demised Premises or its interest in this Lease to any mortgage or other encumbrance of Tenant's leasehold estate placed with Landlord's consent as required hereby.

                                   ARTICLE 19

                  CONDITIONAL LIMITATIONS - DEFAULT PROVISIONS

                 Section 19.01 If any one or more of the following events (herein referred to as "Events of Default") shall happen:

                          (a) if default shall be made in the due and punctual payment of any Net Rent, or additional rent payable under this Lease or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after notice from Landlord to Tenant specifying the items in default; or

                          (b) if default shall be made by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions in this Lease provided other than those referred to in the foregoing paragraph (a) of this Section for a period of thirty (30) days after notice from Landlord to Tenant specifying the items in default, or in the case of a default or a contingency which cannot with due diligence be cured within said thirty (30) day period, Tenant fails to proceed within said period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said thirty (30) day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence); or

                          (c) if Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal banckruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or law, or shall seek or consent to or acquiesce in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises; or

                          (d) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statue or law, such proceeding shall not have been dismissed, or if, within sixty
                 (60) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or substantially all of its properties or of the Demised Premises, such appointment shall not have been vacated; or

                          (e) default pursuant to the terms of the Management Agreement, as hereinafter defined in ARTICLE 32, shall concurrently constitute an Event of Default under this Lease without any notice to Tenant other than that provided in the Management Agreement; or

                          (f) default pursuant to the terms of the Development Agreement described in ARTICLE 9 hereof shall concurrently constitute an Event of Default under this Lease without any notice to Tenant other than that provided in the Contract; or

                          (g) default pursuant to the terms of the Easements and Service Agreement, as hereinafter defined in ARTICLE 33, shall concurrently constitute an Event of Default under this Lease without any notice to Tenant other than provided in the Easements and Service Agreement;

                          (h) Tenant shall have decertified its certificate of need to construct the Center, or, following construction of the Center, shall at any time thereafter have its license to operate the Center as a psychiatric/alcohol and substance dependency hospital, suspended, withdrawn, or failed to be renewed, or its accreditation from the Joint Commission on Accreditation of Hospitals (or any successor or similar accrediting body) withdrawn and Tenant has exhausted all reasonable remedial procedures and appeals unless Tenant is unable to continue to operate the Center and provide services as set forth in the Management

                 Agreement, in which case any available or pending remedial procedure or appeal shall be irrelevant and default hereunder shall automatically occur;

...and in any such event, Landlord at any time thereafter shall give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease and the Term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least ten (10) days after the giving of such notice, and upon the date specified in such notice this Lease and the term hereby demised and all ... of Tenant under this Lease, shall expire and terminate, and Tenant shall remain liable as hereinafter provided. Any leasehold mortgagee of Tenant shall have the right, within the notice period provided in this ARTICLE for Tenant, to remedy or cause to be remedied the Event(s) of Default contained in said notice and Landlord shall accept such performance by or at the instigation of such leasehold mortgagee of Tenant as if the same had been done by Tenant. No action or failure to act by Landlord, Hospital or Board which places the Tenant in a condition which would otherwise constitute a default as described herein shall be considered a default, except to the extent that such action or failure to act by Landlord, Hospital or Board is caused by a prior or contemporaneous act or failure to act by Tenant in violation of the terms and conditions of this Lease.

                 Section 19.02 Upon any such expiration or termination of this Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same. The terms "enter", "re-enter", "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

                 Section 19.03 At any time or from time to time after any such expiration or termination, Landlord may relet the Demised Premises or any part thereof for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Term of the Lease) and on such conditions (which may include concessions or free rent and alterations of the Demised Premises) as Landlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon such reletting.

                 Section 19.04 (a) No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the New Rent, any additional rent and all other charges required to be paid by Tenant up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Net Rent and the other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the provisions of Section 19.03 hereof, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorneys' fees, alteration costs in a maximum amount of twenty percent (20%) of the construction costs accrued prior to the completion of the Center as adjusted in accordance with the increases for new construction of hospital facilities similar to the Center as set forth in the Dodge Report, its successor or, if the Dodge Report ceases, a similar report or service acceptable to Landlord, and expenses of preparation for such reletting, together with interest on all such expenses from and after the date of their incurrence at the Default Rate.

                 (b) Tenant shall pay such current damages (herein called "deficiency"), to Landlord on the days on which the Net Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each deficiency as the same shall arise.

                 (c) At any time after any such expiration or termination, in lieu of collecting any further deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the then fair value of the excess of the Net Rent, specifically excluding the Net Rent described in Section 2.01(b)(i) and (ii) hereof, and all additional rent reserved hereunder for the unexpired portion of the Term demised over the then fair and reasonable rental value of the Demised Premises for the time period, minus any such deficiencies previously recovered from Tenant.

                 (d) If the Demised Premises or any part thereof be sublet by Landlord for the unexpired Term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of ... reserved upon such reletting shall prima facie be the fair and reasonable rental value for the part or whole of the premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Landlord to move for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the same time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the differences referred to above.

                 Section 19.05 Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption or re-entry or re-possession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or re-possession by Landlord or in case of any expiration or termination of this Lease.

                 Section 19.06 No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and Mortgagee, if any, as specified and provided by Landlord to Tenant pursuant to
ARTICLE 22 hereof. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

                 Section 19.07 In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease or the Exhibits hereto, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

                 Section 19.08 Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                 Section 19.09 Any leasehold mortgagee of Tenant specified by Tenant and provided to Landlord pursuant to ARTICLE 22 hereof shall have the right, within the cure period provided in this ARTICLE for Tenant, to remedy or cause to be remedied the failure of Tenant contained in said notice and Landlord shall accept such performance by or at the instigation of such leasehold mortgagee of Tenant as if the same had been done by Tenant. Notice provided to Tenant by Landlord pursuant to this ARTICLE 19 shall be provided to such leasehold mortgagee of Tenant, if any, concurrently with the notice provided to Tenant.

                                   ARTICLE 20

                              APPRAISAL PROCEDURE

                 Section 20.01 In the event the parties are unable to agree upon the Fair Market Value of the Tenant's Leasehold Interest (as required in
ARTICLE 17), the same shall be determined by an appraisal made as hereinafter provided, by a Board of three (3) reputable real estate appraisers, each of which shall be a member of the American Institute of Real Estate Appraisers or a successor body exercising a similar function. One real estate appraiser appointed by Landlord, one shall be appointed by Tenant and the third appointed by the first two appraisers. The cost and expenses of each appraiser appointed separately by the Landlord and Tenant, respectively, shall be borne by the party who appointed the appraiser. The cost and expense of the third appraiser shall be shared equally between the Landlord and Tenant. The appraisal process required pursuant to this Lease may be commenced by Landlord or Tenant (the "Initiating Party") by notice to the other (the "Other Party") in which the Initiating Party appoints its appraiser. The Other Party shall appoint its appraiser by notice given to the Initiating Party within thirty (30) days after the Initiating Party's notice. The appraisers appointed by the Initiating Party and the Other Party shall select the third appraiser within thirty (30) days of the appointment of the appraiser appointed by the Other Party. If the first two appraisers are unable to agree on the third appraiser, such third appraiser shall be appointed by the then President of the American Institute of Real Estate Appraisers or its successor organization, and if such selection is not possible, then the then President of the West Virginia State Bar (or any organization then successor thereto) shall select an entity which shall select the third appraiser, or in his absence, refusal, failure or inability to act, the then President of the Real Estate Board of West Virginia, Inc. (or any
organization successor thereto shall select.... act, a justice or judge or any
Court in the State of West Virginia having jurisdiction shall select an entity which shall select the third appraiser. The appraisers shall notify Landlord and Tenant by written notice within thirty (30) days of the date of their appointment of their determinations, which notices shall be accompanied by copies of the appraisal reports. If the determination of the relevant Fair Market Value of any two or all three of the appraisers shall be identical in amounts, said amount shall be determined to be the relevant Fair Market Value, but if such determinations of all three appraisers shall be different in amounts, the highest of the three appraised values shall be averaged with the middle of said values (said average being herein referred to as "Sum A"), the lowest of said values shall be averaged with the middle of said values (said average being hereinafter referred to as "Sum B"), and the relevant Fair Market Value shall be determined as follows:

                          (1) if neither Sum A or Sum B differs from the middle value by more than five percent (5%) of the middle value then the relevant Fair Market

                 Value shall be determined to be the average of the three appraisals.

                          (ii)  if either Sum A or Sum B (but not both of said
                 Sums) differs from the middle value by more than five percent (5%) of such middle value, then the relevant Fair Market Value shall be deemed to be the average of such middle value and the value closest in amount to such middle value.

                         (iii) if both Sum A and Sum B differ from such middle value by more than five percent (5%) of such middle value, then the original appraisals shall be disregarded and the relevant Fair Market Value shall be determined by another panel of three (3) appraisers appointed and acting as provided in this Section.

                 The relevant Fair Market Value determined in accordance with the provisions of this Section, shall be binding and conclusive on Landlord and Tenant. Notwithstanding the foregoing, if the Other Party shall fail to appoint the appraiser to be appointed by such Other Party within thirty (30) days after the Initiating Party's notice requiring the Other Party to do so, the Initiating Party may serve a second notice on the Other Party requiring the Other Party to appoint its appraiser, and stating with reference to this Section that the Other Party's failure to do so will allow the Initiating Party to have its appraiser act as the sole appraiser; then, if the Other Party fails to appoint its appraisers within thirty (30) days after such second notice ... only by the appraiser appointed by the Initiating Party, and the relevant Fair Market Value, as determined by the appraiser appointed by the Initiating Party, shall be binding and conclusive upon Landlord and Tenant.

                                   ARTICLE 21

                      INVALIDITY OF PARTICULAR PROVISIONS

                 Section 21.01 If any term of provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 22

                                    NOTICES

                 Section 22.01 Any and all notices, demands, requests, submissions, approvals, consents, disapprovals, objections, offers or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall be deemed to have been duly given, delivered or served if and when hand delivered with receipt given or sent by registered or certified mail, return receipt requested, enclosed in a wrapper with the proper postage prepaid thereon and deposited with the Clerk of any United States Post Office, branch Post Office, Post Office Station or Sub-Station regularly maintained, addressed as follows:

         (a)     If to the Landlord:

                 Facilities Management Corporation
                 Medical Center, Box 6401
                 Morgantown, West Virginia 26506

                 Att'n:  President

         (b)     If to Tenant:

                 Psychiatric Institute of West Virginia, Inc.
                 c/o Healthcare Services of America, Inc.
                 2000 Southbridge Parkway
                 Suite 200
                 Birmingham, Alabama  35209-1303

                 Att'n:  ...

                 Each party shall have the right to designate a different address or addressee other than as set forth above by a notice meeting the requirements of this ARTICLE 22 and given to the other party at least three (3) business days prior to its effective date.

                 Each notice or other writing referred to in this ARTICLE 22 shall be deemed to have been given and received on the date it is receipted for (if hand delivered) or on the second business day from the date deposited in the United States mail (if mailed).

                                   ARTICLE 23

                                 SUBORDINATION

                 Section 23.01 Landlord shall have the right to mortgage, hypothecate, pledge or otherwise encumber its reversionary interest in the Demised Premises or under this Lease, except that any mortgage or other lien upon the Landlord's reversionary interest in the Demised Premises shall be subject and subordinate to any mortgage of Tenant now existing or hereinafter placed by Tenant upon the Demised Premises.

                 Section 23.02 Landlord and Tenant agree to modify this Lease in any manner reasonably requested by any Mortgagee or assignee of Landlord provided that any such modification does not materially and adversely affect the respective rights of Landlord and Tenant hereunder.

                                   ARTICLE 24

                                QUIET ENJOYMENT

                 Section 24.01 Tenant, upon paying the Net Rent and all additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by, through or under Landlord as such, subject, however, to the exceptions, reservations and conditions of this Lease.

                                   ARTICLE 25

                         IMPROVEMENTS ON ADJACENT LAND

                 Section 25.01 The New Facilities, including appurtenant facilities, will be constructed on land adjacent to the Demised Premises as more particularly described and outlined in ...on Exhibit A (the "Adjacent Land"). Landlord and Tenant hereby acknowledge the mutual benefit and necessity of maintaining and operating the improvements on the Demised Premises and Adjacent Land in a cooperative manner to avoid conflict of operations and inconsistency in appearance. Landlord and Tenant hereby agree to refrain from any activity which materially and adversely affects the appearance or operations of Tenant on the Demised Premises or of Landlord, Hospital, Board or University on the Adjacent Land, except that Landlord and Tenant hereby acknowledge that the construction of the Center and New Facilities may cause temporary obstructions or delays for either party, but not to the extent that the operations of the Center or New Facilities would be prohibited.

                 Section 25.02 Landlord shall take good care of the Adjacent Land and improvements, landscaping, grounds, roads, walkways and parking areas thereon within its control and shall keep the same in good order and condition, ordinary wear and tear excepted, and free of dirt, rubbish and unlawful obstructions. Tenant shall not be required to make any alterations, additions, improvements or repairs on or to the Adjacent Land except for any repairs, replacements, alterations, additions or improvements necessitated by Tenant's negligence, or pursuant to obligations of Tenant set fort herein, in Exhibits hereto, or in other fully executed agreements of Tenant.

                                   ARTICLE 26

                               NO RENT ABATEMENT

                 Section 26.01 Except as in this Lease otherwise expressly provided, no abatement, diminution or reduction of rent or charges shall be claimed by or allowed to Tenant, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to any building or buildings ... which may hereafter be erected on the Demised Premises by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or for any other cause or reason.

                                   ARTICLE 27

                             ESTOPPEL CERTIFICATES

                 Section 27.01 Tenant shall, without charge, at any time and from time to time, within ten (10) days after request of Landlord, certify by written instrument, duly executed, acknowledged and delivered, to Landlord, or any other person, ...corporation specified by Landlord:

                          (a) that this Lease is unmodified and full force and effect, or if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;

                          (b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;

                          (c) the dates, if any, to which the Net Rent and additional rent and other charges hereunder have been paid in advance;

                          (d)  the date of expiration of the Term; and

                          (e)  the Net Rent then payable under this Lease.

                 Section 27.02 Landlord shall, without charge, at any time and from time to time, within ten (10) days after request by Tenant, a leasehold mortgagee of Tenant, Mortgagee or any permitted subtenant of the Leased Premises certify by written instrument, duly executed, acknowledged and delivered, to the effect that this Lease is unmodified and in full force and effect (or if there shall have been any modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the Net Rent, additional rent and other charges have been paid, the date of expiration of the Term, the Net Rent then payable under this Lease, and stating whether or not, to the best knowledge of the officer executing such certificate on behalf of Landlord, Tenant is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the person executing such certificate may have knowledge.

                                   ARTICLE 28

                            WAIVER OF COUNTERCLAIMS

                 Section 28.01 In case Landlord shall commence summary proceedings or an action for non-payment of rent or additional rent hereunder against Tenant, Tenant shall not interpose any counterclaim of any nature or
description in any (             ) proceeding or action, but shall be relegated
to an independent action at law.

                                   ARTICLE 29

                          DEFINITION OF CERTAIN TERMS

                 Section 29.01 For purposes of this Lease, unless the context otherwise enquiries:

                          (a) The term "Landlord" as used herein shall mean only the then lessor under this Lease, so that in the event of a sale, transfer, conveyance or other termination or Landlord's interest in the Demised Premises, Landlord shall be and hereby is entirely freed and relieved of all liability of Landlord hereunder arising from and after the date of such sale, transfer, conveyance or other termination of Landlord's interest, and in such event Landlord shall remit to the successor Landlord any funds held by Landlord in which Tenant has an interest. Landlord shall remain liable for any such money not so remitted. It shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and such successor owner of the Demised Premises, that such successor owner has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

                          (b) Any reference herein to the termination of this Lease shall be deemed to include any termination hereof by expiration, or pursuant to ARTICLE 15, 16, 17 or 19 hereof, or otherwise.

                          (c) The term "Unavoidable Delays" shall mean delays, disruptions or other events substantially due to strikes, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or similar causes beyond the reasonable control of Tenant.

                          (d) The term "mortgage", whether or not used in combination with other qualifying words, shall include a deed of trust to a trustee to secure an issue of bonds, debentures, notes or other obligations. The term "Mortgagee" shall include the trustee under a deed of trust and, when appropriate, the holder or holders of the bonds, debentures, notes or other obligations secured thereby. Wherever used in this Lease, the term "mortgage" and "Mortgagee" shall only be deemed to refer, respectively, to a mortgage placed by the Landlord or to a party secured by a mortgage placed by the Landlord unless otherwise designated.

                          (e) The term "Default Rate" shall mean an annual rate equal to the annual prime interest rate used by the Manufactures Hanover Trust Company, Inc. of New York, New York, or the successors thereof, at the time the Default Rate is being computed, plus three percent (3%).

                          (f) The term "improvements" or "Improve-ments" shall be deemed to include all improvements at any time constructed or to be constructed on the Land pursuant to any provision hereof (including, without limitation, all Tenant's improvements and finishes, and all on or off-site work necessary or appropriate to complete all such improvements).

                                   ARTICLE 30

                                    BROKERS

                 Section 30.01 Landlord and Tenant each warrant and represent to the other that it has not used the services of any broker, agent or finder who would be entitled to a commission on account of this Lease or the consummation of the transactions contemplated hereby. Each party agrees to defend, indemnify and save the other harmless from any commission or fee which may be payable to any broker, agent or finder with whom the indemnifying party has dealt in connection with this Lease.

                                   ARTICLE 31

                              COMPUTATION OF TIME

                 Section 31.01 In computing any period of time prescribed or allowed by any provision of this Lease, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or such legal holiday. Unless otherwise provided herein, all ... or other periods expire as of 5:00 p.m. (local time in Monongalia County, West Virginia) on the last day of the notice in other periods.

                                   ARTICLE 32

                   CLINICAL MANAGEMENT AND SERVICES AGREEMENT

                 Section 32.01 Tenant shall be responsible for the operation and management of the Center during the Term of this Lease as set forth in the clinical management and services agreement to be entered into and attached hereto as Exhibit C (the "Management Agreement").

                                   ARTICLE 33

                        EASEMENTS AND SERVICES AGREEMENT

                 Section 33.01 The Landlord and Tenant shall enter into an easement and services agreement as set forth in Exhibit D attached hereto and made a part hereof (the "Easements and Services Agreement").

                                   ARTICLE 34

                                   AMENDMENT

                 Section 34.01 All prior understandings and agreements between the parties are merged within this Lease, which alone fully and completely sets forth the understanding of the parties. This Lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

                                   ARTICLE 35

                COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES
                             EFFECT OF GROUND LEASE

                 Section 35.01 The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns.

                                   ARTICLE 36

                         CAPTIONS AND TABLE OF CONTENTS

                 Section 36.01 The captions of this lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way ... this Lease.

                 Section 36.02 The table of contents preceding this Lease, but under the same cover, is for the purpose of convenience and reference only and is not to be deemed or construed in any way as part of this Lease, nor as supplemental thereto or amendatory thereof.

                                   ARTICLE 37

                            CONDITIONS PERTAINING TO
                             CONSTRUCTION BY TENANT

                 Section 37.01 The parties intend that Tenant shall use the Demised Premises exclusively for the construction and operation of the Center, a facility for the care and treatment of psychiatric/alcohol and chemical dependency illnesses and purposes reasonably incident to such uses. Therefore, the following condition shall be satisfied on or before the dates listed below, or such later date as the parties may mutually agree, or either party at its option may terminate this Lease:

                          (a) Tenant shall have obtained a final certificate of public need issued under Ch. 16,

                 Art. 2D of the West Virginia Code ("CON") for the Center for the construction and operation of not less than forty (40) acute psychiatric and thirty (30) chemical/substance dependency beds, as to which the time for appeal has lapsed, by January 1, 1986 and as to which, as of the date the CON is issued, there are no laws or regulations of general applicability that would delay or prohibit the effectiveness of the CON beyond two hundred seventy (270) days.

                          (b)  As of the date the CON is issued, all
                 governmental regulations affecting and relating to the Demised Premises shall permit the construction, occupancy and use of the Center for the purposes intended. Tenant shall not be entitled to rely on this condition unless it submits in writing, an opinion of its counsel specifying the governmental regulation relied upon and the reasons for impossibility within thirty (30) days following receipt of CON.

                          (c) There shall be available within reasonable access of the Demised Premises, by the planned opening date for the Center specified in the construction documents relating to the Center: (i) water with adequate flow for fire protection and potable water adequate for service to the Center; (ii) sanitary and (if required) storm sewers adequate to serve the Center; and (iii) telephone and electrical service adequate to serve the Center. Tenant shall be entitled to connect to such utilities subject to normal connection fees and usage charges for the utilities and the reasonable connection fees of Landlord, the Hospital or the University, which charges shall be paid by Tenant.

                          (d) As of the earlier of ninety (90) days from the execution hereof or the date a building permit is issued for the Center, there shall be no judicial, quasi-judicial, administrative or other orders, injunctions or pending proceedings, statutes, ordinances, rules or regulations that would preclude or delay for a period in excess of nine (9) months the construction and/or operation of the Center, the furnishing of utility service thereto, or access to the Demised Premises, other than those resulting from the fault of Tenant.

                          (e) Tenant shall have obtained title insurance of its leasehold interest from a title insurance company of its choice without exceptions impairing marketability; provided that Tenant shall not be entitled to rely upon, and shall forfeit, this condition unless it (a) applies for such title insurance within thirty (30) days of the date hereof, and (b) is unable to procure such title insurance, having applied to at least two reputable title insurance companies, or a reputable title insurance company designated by Landlord. Tenant shall forfeit this condition unless it exercises its right under this subsection within three (3) months of the date of this Ground Lease.

                          (f) Tenant shall within sixty (60) days of the execution hereof, have submitted to the Board and the Hospital nondisturbance agreements governing the affect of the Primary Lease and the Sublease upon the rights of Tenant pursuant to this Lease. The Board and Hospital approval of the nondisturbance agreements shall be received no later than the third regularly scheduled meeting of the Board following the meeting of the Board at which the request for the nondisturbance agreement was first considered by the Board, except that in no event shall said Board and Hospital approval be received later than six (6) months after the first regularly scheduled meeting of the Board at which Tenant's request for the nondisturbance agreement was first considered by the Board.

                          (g) The parties shall execute all Exhibits referred to in this Ground Lease within sixty (60) days of the execution of this Ground Lease.

In the event of failure of any of the above conditions, either party may at its option terminate this Ground Lease by written notice to the other party, and all obligations of Tenant and Landlord hereunder and all obligations under the Exhibits hereto shall cease. In the event of failure of the conditions regarding the obtaining of title insurance described in subparagraph (e), Landlord shall return to Tenant monies in accordance with and as set forth in
ARTICLE 2 hereof.

                 Section 37.02 Landlord shall assist Tenant in obtaining the nondisturbance agreements described in Section 37.01(f) above. If the nondisturbance agreements are not obtained within the time period specified above, or obtained in a form unsatisfactory to Tenant's lenders which would render financing of the Center unfeasible, then Tenant, at Tenant's election, shall have the right to waive the requirement and conditions of Section 37.10(f) regarding the obtaining of the nondisturbance agreements and shall have ninety (90) days from the end of the period set forth in Section 37.01(f) for the obtaining of the approval of the nondisturbance agreements in which to obtain a commitment for alternative financing which does not require such nondisturbance agreements. In the event that Tenant is unable to obtain such a commitment for alternative financing in the period specified, Tenant shall transfer to Landlord or Landlord's designee, and Landlord or Landlord's designee shall purchase from Tenant, all of Tenant's stock in Center and interest in Center (or, at Landlord's election, all of Tenant's assets in the Center) for the payment by Landlord to Tenant of One Hundred Thousand Dollars ($100,000.00) and the return to Tenant of all prepaid and service deposits made to Landlord pursuant to this Lease. Upon such purchase and transfer this Lease shall be null and void and of no further force and effect. It is the express intention of Landlord and Tenant that any liabilities of Tenant assumed by Landlord pursuant to said purchase shall be off-set dollar-for- dollar against the purchase price paid to Tenant. Any liabilities of Tenant in ...of said purchase price, if any, shall be discharged by Tenant on or before the date of the transfer to the Landlord of Tenant's stock, interest and/or assets which shall occur within sixty (60) days of the expiration of the ninety (90) day period provided to Tenant to obtain alternative financing described ...


                                   ARTICLE 38

                            MISCELLANEOUS PROVISIONS

                 Section 38.01 Nothing contained in this Lease shall be construed in any manner to create any relationship between the Landlord and the Tenant other than the relationship of landlord and tenant and the Landlord and the Tenant shall not be considered partners or co- venturers for any purpose on account of this Lease.

                 Section 38.02 The covenants, terms, provisions and conditions of this Lease are intended solely and exclusively for the benefit of the parties hereto and their respective permitted successors and assigns, and no other person shall have standing to require the satisfaction of any of the same or be entitled to assume strict compliance with the terms hereof or be deemed to be a beneficiary (other than the Board, University and Hospital) of any of such covenants, terms or conditions.

                 Section 38.03 Any condition of this Lease which required the submission of evidence of the existence or nonexistence of the specified fact or facts implies as a condition the existence or non-existence, as the circumstances may require, or such fact or facts and the Landlord shall, at all times, be free independently to establish to its satisfaction the existence or non-existence of such fact or facts.

                 Section 38.04 This Lease may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall, together, constitute one and the same instrument.

                 Section 38.05 Whenever required by the context of this Lease, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall include all genders.

                 Section 38.06 This Lease and the agreements referred to herein shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of West Virginia. Landlord and Tenant hereby expressly waive any right or privilege to initiate a cause of action in the courts of the United States, or remove an action from the courts or agencies of the State of West Virginia to the courts of the United States and affirmatively agree and covenant that all venue for ... or administrative action, hearing or proceeding of ... shall be Monongalia County, West Virginia.

                 Section 38.07 The parties shall, if requested by either, agree to the recording of this Lease or execute a memorandum of this Lease for recording purposes. The requesting party shall pay all costs for recording. If both parties require the recordation of this Lease, any memorandum, agreement or certificate, the costs for recordation shall be borne equally by the parties.

                 Section 38.08 The recitals hereto are incorporated herein by the parties as their general statement of intent and understanding.

                 IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized signatories and their respective corporate seals, if appropriate, to be hereunto affixed.

                                           FACILITIES MANAGEMENT CORPORATION



                                           PSYCHIATRIC INSTITUTE OF WEST
                                             VIRGINIA, INC.


         The HSA Americare Corporation, a Virginia Corporation certified to do business in West Virginia, has caused this Lease to be executed by its duly authorized signatories and its Seal if appropriate, to be affixed hereto for the sole purpose of consenting to and agreeing to be bound by the terms and conditions of the indemnification by the Americare Corporation set forth in
ARTICLE 14 hereof and for no other purpose.


                                           HSA AMERICARE CORPORATION



This instrument was prepared by Stephen F. Bisbee, Esq., Venable, Baetjer and Howard, 2 Hopkins Plaza, Baltimore, Maryland 21201.